[CBRL GROUP, INC. LOGO]	PO BOX 787
LEBANON, TENNESSEE
37088-0787
C B R L G R O U P, I N C.

Investor Contact:  Diana S. Wynne
Senior Vice President, Corporate Affairs
(615) 443-9837

Media Contact:        Julie K. Davis
Director, Corporate Communications
(615) 443-9266

CBRL GROUP FISCAL 2007 SECOND QUARTER
CONFERENCE CALL ON THE INTERNET

LEBANON, Tenn. (Feb. 14, 20007) -- CBRL Group, Inc. (Nasdaq: CBRL) will provide an on-line, real-time Web-cast and rebroadcast of its second quarter earnings conference call on Tuesday, February 20, 2007. Company management will discuss financial results for the quarter ended January 26, 2007.

The live broadcast of CBRL Group’s quarterly conference call will be available to the public on-line at cbrlgroup.com or earnings.com on February 20, 2007, beginning at 11:00 a.m. (Eastern Time). An on-line replay will be available at 2:00 p.m. (Eastern Time) and continue through February 27, 2007.

Headquartered in Lebanon, Tennessee, CBRL Group, Inc. presently operates 553 Cracker Barrel Old Country Store restaurants and gift shops located in 41 states.

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